Exhibit 10.5
Execution Version
AMENDMENT NO. 3
Dated as of November 3, 2010
in relation to
SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
Dated as of July 28, 2008
THIS AMENDMENT NO. 3 (this “Amendment”) dated as of November 3, 2010 is entered into by and among (i) MEDCO HEALTH RECEIVABLES, LLC, a Delaware limited liability company (the “Seller”), (ii) MEDCO HEALTH SOLUTIONS, INC., a Delaware corporation (the “Servicer”), (iii) the “Conduit Purchasers” identified on the signature pages hereto, (iv) the “Committed Purchasers” identified on the signature pages hereto, (v) the “Managing Agents” identified on the signature pages hereto, (vi) CITICORP NORTH AMERICA, INC., as resigning administrative agent and CITIBANK, N.A., as successor administrative agent (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS
A. Reference is made to the Second Amended and Restated Receivables Purchase Agreement, dated as of July 28, 2008, among the Seller, the Servicer, the “Conduit Purchasers”, “Committed Purchasers” and “Managing Agents” from time to time parties thereto and the Administrative Agent (as amended, the “Receivables Purchase Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Receivables Purchase Agreement.
B. The parties hereto have agreed to amend the Receivables Purchase Agreement on the terms and conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Amendment to Receivables Purchase Agreement. Effective upon the satisfaction of the conditions specified in Section 3 below, the Receivables Purchase Agreement is hereby as amended as follows:
1.1 Section 11.16(a) of the Receivables Purchase Agreement is amended to add the following new sentence immediately after the second sentence thereof: “Furthermore, the Seller, the Administrative Agent and each Purchaser represents and warrants, as to itself, that each remittance of Collections to the Administrative Agent or the Purchasers hereunder will have been (i) in payment of a debt incurred by the Seller in the ordinary course of the business or financial affairs of the Seller and the recipient thereof and (ii) made in the ordinary course of the business or financial affairs of the Seller and the recipient thereof.”

1.2 The definition of “Calculation Period” appearing in Schedule I of the Receivables Purchase Agreement is amended and restated in its entirety to read as follows:
“Calculation Period” means each period from and including the first day of a fiscal month of the Seller to and including the last day of such fiscal month.
1.3 The definition of “Concentration Limit” appearing in Schedule I of the Receivables Purchase Agreement is amended to insert the following parenthetical phrase at the end of the second sentence thereof: “(including the effect of any merger or consolidation)”.
1.4 The definition of “Contract” appearing in Schedule I of the Receivables Purchase Agreement is amended to delete the proviso appearing at the end thereof.
1.5 The definition of “Eligible Obligor” appearing in Schedule I of the Receivables Purchase Agreement is amended (1) to insert the word “and” immediately before clause (iv) thereof and (2) to delete clause (v) thereof in its entirety.
1.6 The definition of “Eligible Receivable” appearing in Schedule I of the Receivables Purchase Agreement is amended (1) to re-letter clauses (p) and (q) as clauses (q) and (r), respectively, and to add the following as new clause (p) therein:
“(p) which either (x) has not been re-invoiced and has not otherwise had its invoice date or due date changed on the books and records of the Originator or (y) which would be an Eligible Receivable but for the preceding clause (x) and is a Permitted Re-invoiced Receivable; provided, that the Outstanding Balance of such Permitted Re-invoiced Receivable, when added to the aggregate Outstanding Balance of all Eligible Receivables which are Permitted Re-invoiced Receivables does not exceed 3.0% of the Net Receivables Pool Balance;”.
1.7 Schedule I of the Receivables Purchase Agreement is amended to add the following new defined term in the appropriate alphabetical order:
“Permitted Re-invoiced Receivable” means a Receivable arising under a Contract with an Obligor that is a drug manufacturer and which has been re-invoiced in accordance with the terms of such Contract for reasons other than the inability of such Obligor to pay.
1.8 Schedule IV of the Receivable Purchase Agreement is amended and restated in its entirety as set forth on Schedule I hereto.
1.9 Section A of Schedule VIII of the Receivable Purchase Agreement is amended and restated in its entirety as set forth on Schedule II hereto.
1.10 Annex A-1 to the Receivables Purchase Agreement is amended and restated in its entirety as set forth on Annex A-1 hereto.

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1.11 The parties hereto (x) acknowledge that as of the date of this Amendment, Deposit Account number 3304685267 is not subject to a Control Agreement and (y) agree that, notwithstanding any provision of the Receivables Purchase Agreement to the contrary, including, without limitation, Sections 4.02(g), 5.01(v) and 5.03(h), the failure to have a Control Agreement in respect of such Deposit Account shall not constitute a Termination Event or a Servicer Replacement Event under the Receivables Purchase Agreement so long as (i) the Seller and the Servicer diligently pursue the execution of a Control Agreement in respect of such Deposit Account and (ii) such Deposit Account is subject to a Control Agreement no later than of November 30, 2010.
SECTION 2. Covenants, Representations and Warranties.
2.1 Upon the effectiveness of this Amendment, each of the Seller and the Servicer hereby reaffirms all covenants, representations and warranties made by it in the Receivables Purchase Agreement (amended hereby) and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.
2.2 Each of the Seller and the Servicer hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Termination Event or event or circumstance which, with the giving of notice or the passage of time, or both, would constitute a Termination Event shall exist under the Receivables Purchase Agreement.
SECTION 3. Conditions Precedent. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of (x) copies of this Amendment duly executed by the Seller, the Servicer, the Administrative Agent, each Managing Agent and each Purchaser and (y) copies of Amendment No. 1 to Originator Purchase Agreement (as hereinafter defined) duly executed by the Seller, the Servicer and the Administrative Agent.
SECTION 4. Reference to and Effect on the Transaction Documents.
4.1 Upon the effectiveness of this Amendment, each reference in the Receivables Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended hereby, and each reference to the Receivables Purchase Agreement in any other document, instrument and agreement executed and/or delivered in connection with the Receivables Purchase Agreement shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.
4.2 Except as specifically amended hereby, the Receivables Purchase Agreement, the other Transaction Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Purchaser, any Managing Agent or the Administrative Agent under the Receivables Purchase Agreement, the other Transaction Documents or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

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SECTION 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
SECTION 8. Successor Administrative Agent. Effective as of the date hereof, (a) Citicorp North America, Inc. (“CNAI”) resigns as Administrative Agent under the Receivables Purchase Agreement, (b) each Purchaser hereby appoints and authorizes Citibank, N.A. (“Citibank”) as Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Receivables Purchase Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers are reasonably incidental thereto and (c) Citibank hereby accepts the foregoing appointment as Administrative Agent. Each of the Seller, the Servicer and each Managing Agent consents to the resignation of CNAI and the appointment of Citibank as successor Administrative Agent, and waives any requirement for prior notice with respect thereto required under the Receivables Purchase Agreement. From and after the date hereof, Citibank shall succeed to and become vested with all the rights and duties of the resigning Administrative Agent and the resigning Administrative Agent shall be discharged from its duties and obligations under the Transaction Documents. The provisions of Section 6.06, Article VII and Article X of the Receivables Purchase Agreement shall insure to the benefit of CNAI as to any actions taken or omitted to be taken by it as Administrative Agent under the Receivables Purchase Agreement.

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SECTION 9. Successor Managing Agent. Effective as of the date hereof, (a) CNAI resigns as Managing Agent for the Purchaser Group of which CAFCO, LLC, as Conduit Purchaser, and Citibank, as Committed Purchaser, are members, (b) each Purchaser in such Purchaser Group hereby appoints and authorizes Citibank as Managing Agent to take such action as agent on its behalf and to exercise such powers under the Receivables Purchase Agreement as are delegated to such Managing Agent by the terms thereof, together with such powers are reasonably incidental thereto and (c) Citibank hereby accepts the foregoing appointment as Managing Agent for such Purchaser Group. Each of the Seller, the Servicer and each of CAFCO, LLC, as Conduit Purchaser, and Citibank, as Committed Purchaser, consents to the resignation of CNAI and the appointment of Citibank as successor Managing Agent, and waives any requirement for prior notice with respect thereto required under the Receivables Purchase Agreement. From and after the date hereof, Citibank shall succeed to and become vested with all the rights and duties of the resigning Managing Agent and the resigning Managing Agent shall be discharged from its duties and obligations under the Transaction Documents. The provisions of Section 6.06, Article IX and Article X of the Receivables Purchase Agreement shall insure to the benefit of CNAI as to any actions taken or omitted to be taken by it as Managing Agent under the Receivables Purchase Agreement.
SECTION 10. Amendment to Originator Agreement. By execution hereof, each of the Managing Agents hereby consent to the execution and delivery by the Seller and the Originator of Amendment No. 1 to Receivables Purchase and Contribution Agreement of even date herewith among the Seller, the Originator and the Administrative Agent (“Amendment No. 1 to the Originator Purchase Agreement”) in the form attached as Exhibit A hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

MEDCO HEALTH RECEIVABLES, LLC, as Seller
By:	/s/ Peter Gaylord
	Name:	Peter Gaylord
	Title:	President & Treasurer

MEDCO HEALTH SOLUTIONS, INC., as Servicer
By:	/s/ Leonard Brooks
	Name:	Leonard Brooks
	Title:	Assistant Treasurer
Signature Page to Amendment No. 3

CAFCO, LLC, as a Conduit Purchaser
By:	Citicorp North America, Inc., as Attorney-in-Fact

By:	/s/ Kosta Karantzoulis
	Name:	Kosta Karantzoulis
	Title:	Vice President

CITIBANK, N.A., as successor Administrative Agent, as a Managing Agent and as a Committed Purchaser
By:	/s/ Kosta Karantzoulis
	Name:	Kosta Karantzoulis
	Title:	Vice President
Signature Page to Amendment No. 3

CITICORP NORTH AMERICA, INC., as resigning Administrative Agent and resigning Managing Agent
By:	/s/ Kosta Karantzoulis
	Name:	Kosta Karantzoulis
	Title:	Vice President
Signature Page to Amendment No. 3

VICTORY RECEIVABLES CORPORATION, as a Conduit Purchaser
By:	/s/ Frank B. Bilotta
	Name:	Frank B. Bilotta
	Title:	President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Managing Agent
By:	/s/ Aditya Reddy
	Name:	Aditya Reddy
	Title:	Senior Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Committed Purchaser
By:	/s/ Lillian Kim
	Name:	Lillian Kim
	Title:	Authorized Signatory
Signature Page to Amendment No. 3

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser
By:	/s/ Jill A. Russo
	Name:	Jill A. Russo
	Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Committed Purchaser
By:	/s/ Darren Ward
	Name:	Darren Ward
	Title:	Director
Signature Page to Amendment No. 3

Schedule I
SCHEDULE IV
DEPOSIT ACCOUNTS AND DEPOSIT ACCOUNT BANKS

None, other than:

Bank:	JPMorgan Chase Bank
Account No.	910-2-781078
Account Name:	Medco Health Receivables, LLC
Bank Contact:	Frances Ruke
JPMorgan Chase Bank
Mail Code NY2-0901
395 North Service Road 3FL
Melville, NY 11747-3139
Phone (631) 755-5159
Fax (631) 883-3359
The account listed above is the “Collection Account” referred to in clause (a) of the definition of such term.

Bank:	JPMorgan Chase Bank
Account No.	304685267
Account Name:	Medco Health Receivables, LLC
Bank Contact:	Frances Ruke
JPMorgan Chase Bank
Mail Code NY2-0901
395 North Service Road 3FL
Melville, NY 11747-3139
Phone (631) 755-5159
Fax (631) 883-3359

Schedule II
A. ACCOUNTS PAYABLE DEDUCTION AMOUNT
“Aggregate Accounts Payable Deduction Amount” means, as of any Monthly Reporting Date and continuing until (but not including) the next Monthly Reporting Date, an amount equal to:
(a) during any Tier 1 Period (as defined below), the sum of:
(i) the greater of (x) the highest six-month (or, if there are less than six months included in the Look Back Period, the number of months in the Look Back Period) rolling average aggregate Accounts Payable for the Top 10 Obligors during the Look Back Period and (y) the aggregate Accounts Payable for the Top Ten Obligors for the Current Calculation Period; and
(ii) the greater of (x) the highest six-month (or, if there are less than six months included in the Look Back Period, the number of months in the Look Back Period) rolling average aggregate Accounts Payable for the Non-Top 10 Obligors during the Look Back Period and (y) the aggregate Accounts Payable for the Non-Top Ten Obligors for the Current Calculation Period;
(b) during any Tier 2 Period (as defined below), the sum of:
(i) the greater of (x) (A) the highest six-month (or, if there are less than six months included in the Look Back Period, the number of months in the Look Back Period) rolling average aggregate Accounts Payable for the Top 10 Obligors during the Look Back Period, multiplied by (B) 1.2 and (y) the aggregate Accounts Payable for the Top Ten Obligors for the Current Calculation Period; and
(ii) the greater of (x) (A) the highest six-month (or, if there are less than six months included in the Look Back Period, the number of months in the Look Back Period) rolling average aggregate Accounts Payable for the Non-Top 10 Obligors during the Look Back Period, multiplied by (B) 1.2 and (y) the aggregate Accounts Payable for the Non-Top Ten Obligors for the Current Calculation Period; and
(c) during any period that is neither a Tier 1 Period nor a Tier 2 Period, the sum of (i) the Accounts Payable Deduction Amount (Top 10 Obligors) and (ii) the Accounts Payable Deduction Amount (Non-Top 10 Obligors).

For purposes of this definition, the following terms have the following meanings:
“Tier 1 Period” means a Rating Level 1 Period when the Originator has (1) a Debt Rating of BBB or higher by S&P and Baa2 or higher by Moody’s or (2) a Debt Rating of BBB- or lower by S&P or Baa3 or lower by Moody’s but neither Debt Rating has a negative outlook or is on negative credit watch (or any equivalent designation).
“Tier 2 Period” means a Rating Level 1 Period that is not a Tier 1 Period.
For purposes of the foregoing, the following terms shall have the following meanings:
“Accounts Payable” means, with respect to any Obligor as of any Monthly Reporting Date and continuing until (but not including) the next Monthly Reporting Date, the aggregate amount payable by the Originator to such Obligor as of the last day of the Current Calculation Period pursuant to any contract or other arrangement between the Originator and such Obligor; provided, however, that in the case of an Obligor and its Affiliates, the Accounts Payable shall be calculated as if such Obligor and such Affiliates were a single Obligor (including the effect of any merger or consolidation).
“Accounts Payable Deduction Amount (Non-Top 10 Obligors)” means, as of any Monthly Reporting Date and continuing until (but not including) the next Monthly Reporting Date, the product of (a) the highest aggregate Accounts Payable for the Non-Top Ten Obligors for any Calculation Period during the Look-Back Period times (b) a ratio (expressed as a percentage), (i) the numerator of which is the Accounts Payable Deduction Amount (Top 10 Obligors) for the Current Calculation Period and (ii) the denominator of which is the highest aggregate Accounts Payable for the Top Ten Obligors for any Calculation Period during the Look-Back Period.
“Accounts Payable Deduction Amount (Top 10 Obligors)” means, as of any Monthly Reporting Date and continuing until (but not including) the next Monthly Reporting Date, an amount computed by (i) determining the highest Accounts Payable for each of the Top Ten Obligors for any Calculation Period during the Look-Back Period and (ii) summing the results determined pursuant to clause (i) for each of the Top Ten Obligors.

“Look-Back Period” means, for any Monthly Reporting Date, the applicable period specified below (which in each case shall include the Current Calculation Period):

Monthly Reporting Date:	Look-Back Period

August 20, 2010	2 most recently ended Calculation Periods
September 20, 2010	3 most recently ended Calculation Periods
October 20, 2010	4 most recently ended Calculation Periods
November 22, 2010	5 most recently ended Calculation Periods
December 20, 2010	6 most recently ended Calculation Periods
January 20, 2011	7 most recently ended Calculation Periods
February 21, 2011	8 most recently ended Calculation Periods
March 21, 2011	9 most recently ended Calculation Periods
April 20, 2011	10 most recently ended Calculation Periods
May 20, 2011	11 most recently ended Calculation Periods
Any time after May 20, 2011	12 most recently ended Calculation Periods
“Non-Top 10 Obligors” means, collectively, all Obligors other than the Top Ten Obligors.
“Top 10 Obligors” means, as of any Monthly Reporting Date and continuing until (but not including) the next Monthly Reporting Date, the ten (10) Obligors with the greatest aggregate Outstanding Balance of Eligible Receivables as of the last day of the Current Calculation Period, determined as if each Obligor and its Affiliates were a single Obligor.

Annex A-I
ANNEX A-I
[Omitted from Filing]

EXHIBIT A
Form of Amendment No. 1 to Originator Purchase Agreement
[Omitted from Filing]